Exhibit 10.19

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop K1-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: [***]

Fax: [***]

Email: [***]

DrawDown Detection, Inc.

Attention Bill Frain, CEO

[***]

Telephone: [***]

Email: [***]

VIA E-MAIL

Subject: Amendment to License Agreement Number 530236, Effective March 22, 2021, between Battelle Memorial Institute and DrawDown Detection, Inc. – Amendment 1

LETTER AMENDMENT 1

Dear Mr. Frain:

This letter amendment increases the length of the one-time extension for deliverables and acknowledges the exercise by LICENSEE of this extension, corrects an error on payment of past patent expense due dates and aligns due dates with reporting dates.

A.	Article 4, MINIMUM ROYALTIES, Paragraph A, is amended to read as follows:

A.	LICENSEE shall pay to BATTELLE royalties as stated in Article 3, but in no event shall royalties for a calendar year be less than the amounts set forth in Table 1, below, during each of the calendar years indicated. LICENSEE shall pay to BATTELLE on the last day of the following February the amount (if any) required to satisfy the minimum royalty obligation for the preceding calendar year. If LICENSEE does not pay the amount (if any) required to be paid hereunder to satisfy the minimum royalty obligation, BATTELLE may, in its sole discretion, elect to terminate this Agreement or waive this obligation in whole or in part.

Agreement Number 530236 Amendment 1	2
DrawDown Detection, Inc.
April 4, 2022

2.	Article 5, DILIGENCE, Paragraph B, is amended to read:

B.	In addition to the earned royalty requirements of Paragraph 5A above, LICENSEE shall also achieve the following Minimum Diligence Requirements: (i) Develop a design and conduct a Critical Design Review (CDR) within twelve (12) months from the Effective Date. (Upon exercise of the extension of subparagraph 2b(v), this date is now December 22, 2022).

(ii) Demonstrate a prototype High Definition - Advanced Imaging Technology (HD-AIT) system within eighteen (18) months from the Effective Date. (Upon exercise of the extension of subparagraph 2b(v), this date is now June 22, 2023).

(iii) Complete a royalty bearing sale of a LICENSED PRODUCT within thirty (30) months from the Effective Date. (Upon exercise of the extension of subparagraph 2b(v), this date is now June 22, 2024).

(iv) Develop a design and conduct a CDR for integrating the shoe-scanner into the HD-AIT within thirty-six (36) months from the Effective Date. (Upon exercise of the extension of subparagraph 2B(v), this date is now December 22, 2024).

(v) LICENSEE may, on a one (1) time basis, request an extension of any or all of the diligence requirements of (i) through (iv), above, for a term of up to nine (9) months with no additional cost or amendment fee.

3.	Article 12, PATENTS, Paragraph C, is amended to read:

C.	In addition to patenting expense reimbursement set forth in Paragraph 12A, LICENSEE shall reimburse BATTELLE for patenting expenses incurred prior to the Effective Date. The Parties agree that such reimbursement shall total Fifty Thousand United States Dollars ($50,000 US) payable as follows:

(i) Twenty-five Thousand United States Dollars ($25,000 US) due on or before February 28, 2022; and

(ii) Twenty-five Thousand United States Dollars ($25,000 US) due on or before February 28, 2023

4.	The remainder of the Agreement shall remain unchanged.

5.	The Parties acknowledge that LICENSEE has exercised its right to extend Diligence requirements under Article 5, Paragraph B (v).

6.     If you are in agreement with this Letter Amendment 1, please indicate your acceptance below and return one copy of this Letter Amendment by April 19, 2022, to:

[***]

Agreement Number 530236 Amendment 1	3

DrawDown Detection, Inc.

April 4, 2022

Sincerely,

BATTELLE MEMORIAL INSTITUTE		DrawDown Detection, Inc.

BY	/s/ Christina A. Lomasney	BY	/s/ William Frain

PRINTED NAME	Christina A. Lomasney	PRINTED NAME	William Frain

TITLE	Director of Commercialization	TITLE	CEO

DATE	4/6/22	DATE	4/6/22